UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 21, 2024
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 SW 5th Ave
Portland, Oregon 97204
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On February 21, 2024, Expensify, Inc.(“Expensify” or the “Company”) as borrower, the lenders party thereto and Canadian Imperial Bank of Commerce (“CIBC”), as administrative agent, entered into a Second Amended and Restated Loan and Security Agreement (the “Second Amended and Restated Loan and Security Agreement”). The Second Amended and Restated Loan and Security Agreement amends and restates that certain Amended and Restated Loan and Security Agreement, dated as of September 21, 2021, by and among the Company, the lenders party thereto and CIBC, to, among other things, extend the maturity date of the revolving line of credit by one year to September 21, 2025, remove certain provisions related to the term loan that was repaid in full in October 2023, and make certain changes to the positive and negative covenants intended to better align with the operations of the Company. The Second Amended and Restated Loan and Security Agreement continues to provide for a $25.0 million revolving credit facility, and interest on borrowings continues to accrue at CIBC’s reference rate plus 1.00%
As of February 21, 2024, $15.0 million was outstanding under the Loan and Security Agreement.
The foregoing description of the Second Amended and Restated Loan and Security Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Second Amended and Restated Loan and Security Agreement, a copy of which is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The Second Amended and Restated Loan and Security Agreement has been included as an exhibit to this filing to provide investors and security holders with information regarding its terms and is not intended to provide any other factual information about Expensify or any of its subsidiaries. The representations and warranties in the Second Amended and Restated Loan and Security Agreement were made only for the purposes of the Second Amended and Restated Loan and Security Agreement, as of a specified date, and may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Second Amended and Restated Loan and Security Agreement are not necessarily characterizations of the actual state of facts concerning Expensify or any of its subsidiaries at the time they were made or otherwise and should only be read in conjunction with the other information that Expensify makes publicly available in reports, statements and other documents filed with the SEC.
Item 2.02 Results of Operations and Financial Condition.
On February 22, 2024, the Company issued a press release announcing its financial results for the year and quarter ended December 31, 2023. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 1.01 of this current report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 7.01 Regulation FD Disclosure.
On February 22, 2024, the Company posted an investor presentation to its website at https://ir.expensify.com (the “Investor Presentation”). A copy of the Investor Presentation is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated herein by reference. The Company expects to use the Investor Presentation, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others.
The information contained in the Investor Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Investor Presentation speaks only as of the date of this current report on Form 8-K. The Company undertakes no duty or obligation to publicly update or revise the information included in the Investor Presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation that is required to be disclosed solely by reason of Regulation FD.

The information contained in Item 2.02 and this Item 7.01, including Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposed of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Expensify under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Loan and Security Agreement, dated as of February 21, 2024, by and among Expensify, Inc., the Lenders party thereto and Canadian Imperial Bank of Commerce.

99.1	Press Release issued by Expensify, Inc., dated February 22, 2024.

99.2	Investor Presentation, dated February 22, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: February 22, 2024